UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 7, 2005

Exact name of registrant as specified in its charter	Baldor Electric Company

State or other jurisdiction of incorporation	Missouri

Commission File Number	01-07284

IRS Employer Identification No	43-0168840

Address of principal executive offices	5711 R. S. Boreham, Jr., St Fort Smith, Arkansas
Zip Code	72901

Registrant’s telephone number, including area code	479-646-4711

Former name or former address, if changed since last report	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 7, 2005, the Board of Directors of Baldor Electric Company amended Item 1(a) and Item 2(a) of Article VIII of the Company’s Bylaws, as amended. Article VIII relates to the “Duties of Officers”. This amendment reflects the currently approved responsibilities of the Chairman of the Board of Directors and the President as determined by the management promotions effective January 2, 2005. The restated Item 1(a) and Item 2(a) of Article VIII of the Company’s Bylaws, as amended, is furnished as Exhibit 3ii hereto.

Item 9.01	Financial Statements and Exhibits

(c)	See Index of Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date February 10, 2005	/s/ Ronald E. Tucker
Ronald E. Tucker
President, Chief Financial Officer and Secretary
(Principal Financial Officer)

INDEX OF EXHIBITS

Exhibit No.	Description

3 ii	Bylaws – restated Item 1(a) and Item 2(a) of Article VIII